EXECUTION VERSION AMENDMENT NO. 1 This AMENDMENT NO. 1, dated as of August 4, 2020 (this “Amendment”), is entered into by and among ACCEL ENTERTAINMENT LLC, a Delaware limited liability company (the “Borrower”), ACCEL ENTERTAINMENT, INC. a Delaware corporation (“Holdings”), the other Guarantors (as defined in the Credit Agreement described below) party hereto, the Lenders (as defined below) party hereto and CAPITAL ONE, NATIONAL ASSOCIATION as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement (as defined below), and effective as of the Effective Date (as defined below). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement. RECITALS: WHEREAS, reference is hereby made to that certain Credit Agreement, dated as of November 13, 2019, by and among NEW PACE, LLC, a Delaware limited liability company (which on such date was succeeded by the Borrower, to continue as the “Borrower” thereto on and after such date), Holdings, each lender from time to time party thereto (collectively, the “Lenders”), the Administrative Agent and the other parties from time to time party thereto (as amended, restated, replaced, supplemented or otherwise modified and in effect immediately prior to giving effect to the amendments contemplated by this Amendment, the “Existing Credit Agreement” and, after giving effect to the amendments contemplated by this Amendment, the “Credit Agreement”); WHEREAS, the Borrower desires to make certain amendments to the Existing Credit Agreement; and WHEREAS, the Consenting Lenders (as defined below) (comprising (a) the Required Lenders, (b) the Required Additional Term Loan Lenders and (c) the Required Facility Lenders with respect to the Closing Date Revolving Facility under the Existing Credit Agreement) and the Administrative Agent agree to make such amendments to the Existing Credit Agreement, subject to the conditions and on the terms set forth in this Amendment. NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: ARTICLE I AMENDMENTS TO EXISTING CREDIT AGREEMENT SECTION 1. Consent of Lenders. (a) Each Lender under the Existing Credit Agreement that executes and delivers a consent in substantially the form attached hereto as Annex I (a “Consent” and, each such Lender, a “Consenting Lender”) hereby irrevocably agrees to the amendments to the Existing Credit Agreement provided for herein. (b) Each Consent shall be subject to the terms and conditions of this Amendment and shall be binding upon the Lender party thereto and any successor, participant or assignee of such Lender and may not be revoked or terminated by the Lender party thereto or any such successor, participant or assignee. Each Lender that executes and delivers a Consent and any permitted successor, participant or assignee of such Lender shall be a party to this Amendment as if such

Person executed and delivered a counterpart hereof. Each Consent shall constitute a part of this Amendment and each signature page thereto shall constitute a signature page hereto. SECTION 2. Effective Date Amendments. Effective upon the occurrence of the Effective Date, the Existing Credit Agreement is hereby amended as follows: (a) Section 1.01 of the Existing Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions: “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Amendment No. 1” means that certain Amendment No. 1, dated as of August 4, 2020, among the Borrower, Holdings, the other Guarantors party thereto, the Lenders party thereto and the Administrative Agent. “Covenant Relief Period” means the period commencing on the Covenant Relief Period Commencement Date and ending on the earliest of (a) the first Business Day following the date the Compliance Certificate for the fiscal quarter ending March 31, 2021 is delivered or required to have been delivered to the Administrative Agent pursuant to Section 6.02(1), (b) the delivery of a Covenant Relief Period Termination Notice to the Administrative Agent and (c) the occurrence of a Covenant Relief Period Condition Event of Default (such date on which the Covenant Relief Period ends is referred to as the “Covenant Relief Period Termination Date”). “Covenant Relief Period Commencement Date” means August 4, 2020. “Covenant Relief Period Condition Event of Default” has the meaning given to such term in Amendment No. 1. “Covenant Relief Period Conditions” means each of the requirements listed on Schedule I to Amendment No. 1. “Covenant Relief Period Termination Notice” means a certificate of a Responsible Officer of the Borrower (a) stating that the Borrower irrevocably elects to terminate the Covenant Relief Period effective as of the date of delivery of such Covenant Relief Period Termination Notice to the Administrative Agent and (b) certifying that the Borrower would have been in compliance with the Financial Covenants as of the then most recently ended Test Period, had Sections 7.12(1)(b) and (2)(b) not been in effect, and attaching thereto a calculation of the First Lien Net Leverage Ratio and the Fixed Charge Coverage Ratio, in each case, as of the last day of such Test Period. “Extended Restricted Period” means, if the Covenant Relief Period Termination Date is the date specified in clause (a) of the definition of “Covenant Relief Period”, the period commencing on such date and ending on the date on which the Compliance Certificate for the fiscal quarter ending June 30, 2021 is delivered to the Administrative Agent pursuant to Section 6.02(1). “MSELF Eligible Indebtedness” means any secured term loan facility incurred under Section 2.14 in an aggregate outstanding principal amount not to exceed $100.0 million in compliance with the MSELF Program Requirements. 2

“MSELF Program Requirements” means rules and regulations governing the “Main Street Expanded Loan Facility” program established by the Federal Reserve on April 9, 2020 under the authority of Section 13(3) of the Federal Reserve Act, with approval of the U.S. Secretary of the Treasury. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Specified Quarter” means the last fiscal quarter of the most recent Test Period ended on or prior to the termination of the Covenant Relief Period. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. (b) The last sentence of the definition of “Additional Term Loan Commitment Fee Rate” in Section 1.01 of the Existing Credit Agreement is hereby amended by inserting “; provided, further, that during the Covenant Relief Period and the Extended Restricted Period, ‘Pricing Level 1’ (as set forth above) shall apply” immediately before the period at the end thereof. (c) The last sentence of the definition of “Applicable Rate” in Section 1.01 of the Existing Credit Agreement is hereby amended by inserting “; provided, further, that during the Covenant Relief Period and the Extended Restricted Period, ‘Pricing Level 1’ (as set forth above) shall apply” immediately before the period at the end thereof. (d) The definition of “Bail-In Action” in Section 1.01 of the Existing Credit Agreement is hereby amended by replacing “EEA Resolution Authority” with “Resolution Authority” and replacing “EEA Financial Institution” with “Affected Financial Institution”. (e) The definition of “Bail-In Legislation” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows: “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). 3

(f) The last sentence of the definition of “Base Rate” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated as follows: “In no event shall the Base Rate be less than 1.50%.” (g) The proviso in the definition of “Benchmark Replacement” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated as follows: “provided that if the Benchmark Replacement as so determined would be less than 0.50%, the Benchmark Replacement will be deemed to be 0.50% for the purposes of this Agreement”. (h) The proviso in the definition of “Eurodollar Rate” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated as follows: “provided that in no event shall the Eurodollar Rate for Loans that bear interest at a rate based on clauses (a) and (b) of this definition be less than 0.50%”. (i) The definition of “Write-Down and Conversion Powers” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows: “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. (j) Section 2.14(4)(c) of the Existing Credit Agreement is hereby amended by (i) amending and restating the first paragraph therein in its entirety as follows: (c) the aggregate principal amount of Incremental Term Loans and Incremental Commitments shall not, together with the aggregate principal amount of Permitted Incremental Equivalent Debt, exceed the sum of (the amount available under clauses (A) through (D) below, the “Available Incremental Amount”): (ii) deleting the period at the end of clause (C)(z) and replacing it with “, plus”; and (iii) adding a new clause (D) as follows: (D) to the extent Incremental Term Loans and Incremental Commitments are MSELF Eligible Indebtedness, any unused capacity under Section 7.02(b)(12)(b). 4

(k) Section 2.14(5)(a)(ii) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows: (ii) shall not mature earlier than the Original Term Loan Maturity Date (provided that this subclause (ii) shall not apply to any MSELF Eligible Indebtedness that when established would be required, pursuant to the MSELF Program Requirements then in effect, to mature on a date that is earlier than the Original Term Loan Maturity Date), (l) Section 2.14(5)(a)(iii) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows: (iii) except in the case of any MSELF Eligible Indebtedness, shall have a Weighted Average Life to Maturity not shorter than the remaining Weighted Average Life to Maturity of the Initial Term Loans on the date of incurrence of such Incremental Term Loans, (m) Section 7.02(b)(12)(b) of the Existing Credit Agreement is hereby amended by adding the following proviso immediately before the semicolon at the end thereof: “; provided that the capacity to incur Indebtedness under this clause (12)(b) shall be reduced by the amount of any MSELF Eligible Indebtedness incurred under Section 2.14(4)(c)(D) using any capacity under this clause (12)(b)”. (n) Section 7.12 of the Existing Credit Agreement is hereby amended and restated as follows: SECTION 7.12 Financial Covenants. The Borrower covenants and agrees that it: (1) (a) subject to subclause (b) below, shall not permit the First Lien Net Leverage Ratio as of the last day of any Test Period (commencing with the Test Period ending on the last day of the first full fiscal quarter to elapse after the Closing Date) to be greater than 4.50 to 1.00 (such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent pursuant to Section 6.01(1) and Section 6.01(2) for such Test Period) and (b) notwithstanding subclause (a) above, during the Covenant Relief Period, the Borrower shall not be required to comply with subclause (a) above; provided that, from and after the Covenant Relief Period Termination Date, the maximum First Lien Net Leverage Ratio levels for each fiscal quarter ending after the Specified Quarter shall be those as in effect and set forth in subclause (a) above; and (2) (a) subject to subclause (b) below, shall not permit the Fixed Charge Coverage Ratio as of the last day of any Test Period (commencing with the Test Period ending on the last day of the first full fiscal quarter to elapse after the Closing Date) to be less than 1.20 to 1.00 (such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent pursuant to Section 6.01(1) and Section 6.01(2) for such Test Period) and (b) notwithstanding subclause (a) above, during the Covenant Relief Period, the Borrower shall not be required to comply with subclause (a) above; provided that, from and after the Covenant Relief Period Termination Date, the minimum Fixed Charge Coverage Ratio levels for each fiscal quarter ending after the Specified Quarter shall be those as in effect and set forth in subclause (a) above (clauses (1) and (2) collectively, the “Financial Covenants”). 5

(o) Section 10.25 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows: SECTION 10.25 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Solely to the extent any Lender or Issuing Bank that is an Affected Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender or Issuing Bank that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender or Issuing Bank that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. SECTION 3. Amendments to Loan Documents. Each Consenting Lender, by executing a Consent, (a) consents to, authorizes and directs the Administrative Agent to countersign this Amendment and (b) consents to, and authorizes the Borrower, Holdings, each other Guarantor and the Administrative Agent to enter into such amendments, restatements, amendment and restatements, supplements and modifications to the exhibits and schedules to the Credit Agreement as the Administrative Agent deems reasonably necessary or desirable in connection with this Amendment and the transactions contemplated hereby. SECTION 4. Agreement of Consenting Lenders. Pursuant to Sections 10.01(g)(ii) and (iii) of the Existing Credit Agreement, the Consenting Lenders (comprising the Required Additional Term Loan Lenders and the Required Facility Lenders with respect to the Closing Date Revolving Facility under the Existing Credit Agreement) hereby agree that for purposes of determining compliance with Section 4.02 or Section 4.03, as applicable, of the Credit Agreement (including, for the avoidance of doubt, (x) for purposes of Section 5.05(2) of the Credit Agreement and any other representation or warranty of any Loan Party contained in Article V or any other Loan Document and (y) in determining whether a Default or Event of Default has occurred and is continuing) in connection with any Credit Extension to be made under the 6

Closing Date Revolving Facility or the Additional Term Loan Facility, as applicable, during the Covenant Relief Period, clause (y)(a) of the definition of “Material Adverse Effect” shall exclude all effects, events, occurrences, facts, conditions or changes arising out of or resulting from or in connection with the COVID- 19 pandemic. ARTICLE II REPRESENTATION AND WARRANTIES To induce the Lenders to consent to this Amendment, each of the Borrower and the other Loan Parties party hereto represents and warrants to the Administrative Agent and the Lenders that, as of the Effective Date: SECTION 1. Existence, Qualification and Power; Compliance with Laws. Each Loan Party and each of its respective Restricted Subsidiaries that is a Material Subsidiary (a) is a Person duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization (to the extent such concept exists in such jurisdiction), (b) has all corporate or other organizational power and authority to (i) own or lease its assets and carry on its business as currently conducted and (ii) in the case of the Loan Parties, execute, deliver and perform its obligations under the Loan Documents to which it is a party, including this Amendment, (c) is duly qualified and in good standing (to the extent such concept exists) under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business as currently conducted requires such qualification, (d) is in compliance with all applicable Laws orders, writs, injunctions and orders (including with the FCPA and the USA PATRIOT Act), and (e) has all requisite governmental licenses, authorizations, consents and approvals to operate its business as currently conducted, except, in each case referred to in the preceding clauses (a) (with respect to the good standing of a Person other than the Borrower), (b)(i), (c), (d) and (e), to the extent that failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. SECTION 2. Authorization; No Contravention. (a) The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party, including this Amendment, have been duly authorized by all necessary corporate or other organizational action, (b) none of the execution, delivery and performance by each Loan Party of each Loan Document, and in the case of clause (i) below, the incurrence of Indebtedness and granting of security interests and guarantees thereunder, as applicable, to which such Person is a party, including this Amendment, will (i) contravene the terms of any of such Person’s Organizational Documents, (ii) result in any breach or contravention of, or the creation of any Lien upon any of the property or assets of such Person or any of the Restricted Subsidiaries (other than as permitted by Section 7.01 of the Credit Agreement) under (A) any Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject, or (iii) violate any applicable Law, except with respect to any breach, contravention or violation (but not creation of Liens) referred to in the preceding clauses (ii) and (iii), to the extent that such breach, contravention or violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. SECTION 3. Government Authorization. No material approval, consent, exemption, authorization, Gaming Approval or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment or any other Loan Document, except for (a) filings and registrations necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (b) the approvals, consents, exemptions, authorizations, actions, notices and filings that 7 have been duly obtained, taken, given or made and are in full force and effect (except to the extent not required to be obtained, taken, given or made or in full force and effect hereunder or under any other Loan Document), and (c) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. SECTION 4. Binding Effect. This Amendment and each other Loan Document has been duly executed and delivered by each Loan Party that is party hereto or thereto, as applicable. Each Loan Document constitutes a legal, valid and binding obligation of each Loan Party that is party thereto, enforceable against each such Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws, by general principles of equity and principles of good faith and fair dealing. SECTION 5. No Default or Event of Default. No Default or Event of Default has occurred and is continuing on the Effective Date or after giving effect to this Amendment. SECTION 6. Existing Representations and Warranties. The representations and warranties of each Loan Party contained in Article V of the Existing Credit Agreement or any other Loan Document shall be true and correct in all material respects; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; provided, further, that, for purposes of such representations and warranties, clause (y)(a) of the definition of “Material Adverse Effect” shall exclude all effects, events, occurrences, facts, conditions or changes arising out of or resulting from or in connection with the COVID-19 pandemic. ARTICLE III CONDITIONS TO THE EFFECTIVE DATE This Amendment shall become effective on the date (the “Effective Date”) on which each of the following conditions is satisfied or waived: SECTION 1. The Administrative Agent shall have received (i) counterparts to this Amendment, duly executed by the Borrower, Holdings, the other Guarantors party hereto, and the Administrative Agent and (ii) Consents from Consenting Lenders constituting (a) the Required Lenders, (b) the Required Additional Term Loan Lenders and (c) the Required Facility Lenders with respect to the Closing Date Revolving Facility under the Existing Credit Agreement. SECTION 2. The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower stating that (i) each of the representations and warranties contained in Article II of this Amendment shall be true and correct and (ii) no Default or Event of Default shall have occurred and be continuing on the Effective Date or after giving effect to this Amendment. SECTION 3. The Borrower shall have paid to the Administrative Agent, for the account of each Lender under the Existing Credit Agreement that has executed a Consent prior to 5.00 p.m., New York City time, on August 3, 2020, a consent fee equal to 0.05% of the outstanding principal amount of such Lender’s Loans and/or Commitments on the Effective Date. 8

SECTION 4. The Administrative Agent shall have received reimbursement of expenses required to be reimbursed or paid hereunder or under any other Loan Document or otherwise agreed to in writing to be paid (including, without limitation, the reasonable fees and expenses of Latham & Watkins LLP). SECTION 5. The Administrative Agent and each Lender party hereto shall have received at least two (2) Business Days prior to the Effective Date all documentation and other information reasonably requested in writing at least ten (10) Business Days prior to the Effective Date by the Administrative Agent and such Lender, as applicable, that the Administrative Agent and such Lender, as applicable, reasonably determine is required by regulatory authorities from the Loan Parties under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Act. SECTION 6. No later than three (3) Business Days prior to the Effective Date, to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation and to the extent requested by the Administrative Agent or any Lender at least ten (10) Business Days prior to the Effective Date, the Administrative Agent and each such Lender, as applicable, shall have received a Beneficial Ownership Certification in relation to the Borrower. ARTICLE IV VALIDITY OF OBLIGATIONS AND LIENS; RELIEF PERIOD COVENANTS SECTION 1. Reaffirmation. Each Loan Party hereby acknowledges its receipt of a copy of this Amendment and its review of the terms and conditions hereof and thereof and consents to the terms and conditions of this Amendment and the transactions contemplated hereby. Each Guarantor hereby (a) affirms and confirms its guarantees and other commitments under the Guaranty, and (b) agrees that the Guaranty is in full force and effect and shall accrue to the benefit of the Secured Parties to secure the Obligations. Each Loan Party hereby (a) affirms and confirms its pledges, grants and other commitments and the validity of the Liens under the Collateral Documents to which it is a party, with all such Liens continuing in full force and effect after giving effect to this Amendment and (b) agrees that each Collateral Document to which it is a party is in full force and effect and shall accrue to the benefit of the Secured Parties to secure the Obligations. SECTION 2. Relief Period Covenants. (a) Each Loan Party hereby covenants and agrees that it shall, and shall cause each of its Restricted Subsidiaries to, comply with each of the requirements listed on Schedule I hereto. (b) Failure of any Loan Party or any of its Restricted Subsidiaries to perform or observe (i) any term, covenant or agreement contained in clause (b) of Schedule I hereto, which failure continues unremedied for 3 Business Days, or (ii) any other term, covenant or agreement contained in Schedule I hereto (not specified in subclause (i) above), in each case, shall constitute an Event of Default (any such Event of Default, a “Covenant Relief Period Condition Event of Default”). ARTICLE V MISCELLANEOUS SECTION 1. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment shall become effective when it shall have 9 been executed by the Borrower and the Administrative Agent and the Administrative Agent shall have received executed Consents from Lenders comprising the Required Lenders, the Required Additional Term Loan Lenders and the Required Facility Lenders with respect to the Closing Date Revolving Facility under the Existing Credit Agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation any Consent) shall be deemed to include electronic signatures and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it (it being understood and agreed that documents signed manually but delivered in “.pdf” or “.tif” format (or other similar formats specified by Administrative Agent) shall not constitute electronic signatures). Each of the Loan Parties represents and warrants to the other parties hereto that it has the corporate or other organizational power and authority to execute this Amendment through electronic means and there are no restrictions for doing so in the Organizational Documents of such Loan Party. SECTION 2. Governing Law; Waiver of Right to Trial by Jury; Service of Process. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.16, 10.17 and 10.22 of the Credit Agreement shall apply to this Amendment mutatis mutandis to the same extent as if fully set forth herein. SECTION 3. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. SECTION 4. Effect of Amendment. This Amendment shall not constitute a novation of the Credit Agreement or any of the Loan Documents. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Issuing Banks, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document (for avoidance of doubt, in each case, as altered, modified or amended as expressly set forth herein) is hereby ratified and reaffirmed in all respects and shall continue in full force and effect. SECTION 5. Reference to and Effect on the Credit Agreement. On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the Obligations of the Loan Parties under the Loan Documents. The execution, 10 delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment of any provision of any of the Loan Documents. This Amendment shall be a Loan Document. SECTION 6. Costs and Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Latham & Watkins LLP) in accordance with the terms of Section 10.04 of the Credit Agreement. SECTION 7. Severability of Provisions. Any provision of this Amendment or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction. [Remainder of page intentionally left blank] 11

CAPITAL ONE, NATIONAL ASSOCIATION as the Administrative Agent, Swing Line Lender and Issuing Bank By: Name: Andrew Crain Title: Managing Director [Signature Page to Amendment No. 1]

SCHEDULE I COVENANT RELIEF PERIOD CONDITIONS During (x) the Covenant Relief Period and (y) the Extended Restricted Period (if any): (a) The Borrower shall not permit the sum of (i) the Unrestricted Cash Amount (without taking into consideration clause (a)(ii) of the definition thereof) plus (ii) the aggregate unused Revolving Commitments (such sum, the “Liquidity”), as of the Monday of any week during the Liquidity Certificate Delivery Period, to be less than $100.0 million. (b) The Borrower shall furnish to the Administrative Agent, commencing with the calendar month ending August 31, 2020 and ending with the latest of (i) the last calendar month ending before the Covenant Relief Period Termination Date and (ii) the last calendar month ending before the termination of the Extended Restricted Period (if any) (the “Liquidity Certificate Delivery Period”), a certificate of a Responsible Officer of the Borrower (a “Minimum Liquidity Certificate”), setting forth in reasonable detail the calculation of Liquidity (determined in good faith by the Borrower) as of the last day of each such calendar month within five (5) Business Days after the last day of each such calendar month; provided that if, as of the Monday of any week during the Liquidity Certificate Delivery Period, the Liquidity is less than or equal to $125.0 million, the Borrower shall furnish to the Administrative Agent a Minimum Liquidity Certificate, setting forth in reasonable detail the calculation of Liquidity (determined in good faith by the Borrower) as of the Monday of such week (and as of the Monday of (x) each second succeeding week until the Liquidity as certified in any Minimum Liquidity Certificate delivered pursuant to this clause (b) is greater than $125.0 million or (y) the next succeeding week if such succeeding week is the last week of the Liquidity Certificate Delivery Period) no later than Thursday of such week. (c) The Borrower shall not incur, or permit any Restricted Subsidiary to incur, Permitted Liens under Section 7.01 of the Credit Agreement pursuant to clause (21) of the definition of “Permitted Liens” securing obligations in an aggregate outstanding amount in excess of $7.0 million (and any such Lien in excess thereof shall not be deemed a Permitted Lien). (d) The Borrower shall not incur, or permit any Restricted Subsidiary to incur, Indebtedness under Sections 2.14 and 7.02 of the Credit Agreement using any portion of the Available Incremental Amount (including in the case of Permitted Incremental Equivalent Debt) in excess of the sum of the amounts under clauses (A) (except for subclause (1)(y) thereof), (B) and (D) of the definition thereof at any time outstanding. (e) The Borrower shall not incur, or permit any Restricted Subsidiary to incur, Permitted Ratio Debt under Section 7.02 of the Credit Agreement. (f) The Borrower shall not incur, or permit any Restricted Subsidiary to incur, Indebtedness under Section 7.02(b)(12)(b) of the Credit Agreement in an aggregate principal amount in excess of $7.0 million at any time outstanding. (g) The Borrower shall not incur or assume, or permit any Restricted Subsidiary to incur or assume, Indebtedness under Section 7.02(b)(14)(a) of the Credit Agreement. (h) The Borrower shall not incur or assume, or permit any Restricted Subsidiary to incur or assume, Indebtedness under Section 7.02(b)(14)(b) of the Credit Agreement in an aggregate principal amount in excess of $5.0 million at any time outstanding, and no portion of any Schedule I-1 such Indebtedness may be incurred or assumed by any Restricted Subsidiary that is not a Loan Party. (i) The Borrower shall not incur, or permit any Restricted Subsidiary to incur, Indebtedness under Section 7.02(b)(23) of the Credit Agreement. (j) The Borrower shall not incur, or permit any Restricted Subsidiary to incur, Indebtedness under Section 7.02(b)(32) of the Credit Agreement. (k) The Borrower shall not make, or permit any Restricted Subsidiary to make any Permitted Investment pursuant to clause (1) of the definition of “Permitted Investments” in in any Restricted Subsidiary that not a Loan Party. (l) The Borrower shall not make, or permit any Restricted Subsidiary to make any Permitted Acquisition pursuant to clause (3) of the definition of “Permitted Investments” comprising a Non-Loan Party Acquisition unless the Liquidity will be at least $130.0 million on a pro forma basis after giving effect to such Permitted Acquisition. (m) The Borrower shall not make, or permit any Restricted Subsidiary to make any Permitted Investment pursuant to clause (8) of the definition of “Permitted Investments” in an aggregate amount in excess of $10.0 million at any time outstanding (and any such Investment in excess thereof shall be deemed a Restricted Investment). (n) The Borrower shall not make, or permit any Restricted Subsidiary to make any Permitted Investment pursuant to clause (13) of the definition of “Permitted Investments” in an aggregate amount in excess of $10.0 million at any time outstanding (and any such Investment in excess thereof shall be deemed a Restricted Investment). (o) The Borrower shall not make, or permit any Restricted Subsidiary to make any Permitted Investment pursuant to clause (23) of the definition of “Permitted Investments” (and any such Investment shall be deemed a Restricted Investment). (p) The Borrower shall not make, or permit any Restricted Subsidiary to make any Permitted Investment pursuant to clause (32) of the definition of “Permitted Investments” (and any such Investment shall be deemed a Restricted Investment). (q) The Borrower shall not make, or permit any Restricted Subsidiary to make any Permitted Investment pursuant to clause (33) of the definition of “Permitted Investments” (and any such Investment shall be deemed a Restricted Investment). (r) The Borrower shall not make, or permit any Restricted Subsidiary to make any Investment in Unrestricted Subsidiaries and the Borrower shall not otherwise designate any Subsidiary of the Borrower as an Unrestricted Subsidiary. (s) The Borrower shall not make, or permit any Restricted Subsidiary to make any Restricted Payment pursuant to Section 7.05(a)(C) of the Credit Agreement based on the allowance set forth therein. (t) The Borrower shall not make, or permit any Restricted Subsidiary to make any Restricted Payment using any portion of the amount specified under clause (3) of Section 7.05(a) of the Credit Agreement. Schedule I-2

(u) The Borrower shall not make, or permit any Restricted Subsidiary to make any Restricted Payment pursuant to Section 7.05(b)(4) of the Credit Agreement. (v) The Borrower shall not make, or permit any Restricted Subsidiary to make any Restricted Payment pursuant to Section 7.05(b)(8) of the Credit Agreement. (w) The Borrower shall not make, or permit any Restricted Subsidiary to make any Restricted Payment pursuant to Section 7.05(b)(10) of the Credit Agreement. (x) The Borrower shall not make, or permit any Restricted Subsidiary to make any Restricted Payment pursuant to Section 7.05(b)(17) of the Credit Agreement. Schedule I-3

ANNEX I CONSENT TO AMENDMENT NO. 1 CONSENT (this “Consent”) to Amendment No. 1 (the “Amendment”) to that certain Credit Agreement, dated as of November 13, 2019, by and among NEW PACE, LLC, a Delaware limited liability company (which on such date was succeeded by Accel Entertainment LLC, a Delaware limited liability company, to continue as the “Borrower” thereto on and after such date), Accel Entertainment, Inc., a Delaware corporation, each lender from time to time party thereto (collectively, the “Lenders”), Capital One, National Association, as administrative agent, and the other parties party thereto (as amended, restated, replaced, supplemented or otherwise modified from time to time, including by the Amendment, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Amendment, as applicable. IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer. Amendment No. 1 Consenting Lenders (check one or more boxes as appropriate): □ The undersigned Revolving Lender hereby irrevocably and unconditionally approves and consents to each of the amendments set forth in the Amendment with respect to all of its Loans and Commitments. □ The undersigned Closing Date Term Loan Lender hereby irrevocably and unconditionally approves and consents to each of the amendments set forth in the Amendment with respect to all of its Loans and Commitments. □ The undersigned Additional Term Loan Lender hereby irrevocably and unconditionally approves and consents to each of the amendments set forth in the Amendment with respect to all of its Loans and Commitments. , as a Lender By: Name: Title: [By: Name: Title:]1 1 If a second signatory is necessary. [Signature Page to Consent to Amendment No. 1]